                                                                    EXHIBIT 3.47

[SEAL]                                                                  [STAMP]

Office of the Secretary of State
Corporations Section
P.O. Box 13697
Austin, Texas  78711-3697

                       CERTIFICATE OF LIMITED PARTNERSHIP

1. The name of the limited partnership is Network Comprehensive Telecom, L.P.
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2. The street address of its proposed registered office in Texas is (a P.O.
   Box is not sufficient)

     c/o C T Corporation System, 350 N. St. Paul Street, Dallas, Texas 75201
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   and the name of its proposed registered agent in Texas at such address is

     C T Corporation System
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3. The address of the principal office in the United States where records of the partnership are to be kept or made available is
                                                       ----------------------
     1401 Forum Way, Suite 400, West Palm Beach, FL  33401
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4. The name, the mailing address, and the street address of the business or residence of each general partner is as follows:

          NAME                    MAILING ADDRESS                     STREET ADDRESS
                              (INCLUDE CITY, STATE, ZIP          (INCLUDE CITY, STATE, ZIP
                                        CODE)                               CODE)
     Network Cabling        12616 Fuqua St., Houston, TX       12616 Fuqua St., Houston, TX
     Services, Inc.         77034                              77034
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

Date Signed:   April 27, 2000
              -----------------

                                                 Network Cabling Services, Inc.
                                                 a Texas corporation

                                                  /s/ WILLIAM J. MERCURIO
                                                 -------------------------------
                                                       GENERAL PARTNER(S)

                                                 By:  William J. Mercurio,
                                                      Executive Vice President